[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) CASH
                               RESERVE FUND

                               SEMIANNUAL REPORT o FEBRUARY 28, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Results of Shareholder Meeting ............................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 18
Trustees and Officers ..................................................... 23

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and
   o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies.
In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional
$40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view. And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Terri A. Vittozzi]
     Terri A. Vittozzi

Dear Shareholders,
While short-term interest rates have been quite volatile over the past year, they've stabilized somewhat over the past six months. But despite this slightly more stable environment, the seven-day annualized compounded yield on an investment in Class A shares of the fund declined from 2.90% at the beginning of the period to 1.16% for the six month period ended February 28, 2002. Also during the same period, the seven-day annualized compounded yield on an investment in Class B shares decreased from 1.88% to 0.15%, while that on Class C shares declined from 1.88% to 0.15%.

As the period began in September it looked as if the worst of the economy's decline was behind us and that a recovery could be on the horizon; then the environment changed abruptly on September 11. In the aftermath, economic activity declined sharply. The Federal Reserve Board (the Fed) responded aggressively by continuing to lower interest rates. It cut rates 0.50% when the stock market reopened on September 17 and again at its meeting on October
2. The Fed then followed up with two more cuts during the period. On November 6 it cut rates by another 0.50% and 0.25% in December, which brought the federal funds rates to 1.75% at the end of the period -- its lowest level in nearly 40 years.

Following the September 11 attacks, we worked to extend the fund's maturity by focusing on securities set to mature in the 60-to-90 day range. By doing so, we captured the higher yields in a declining interest rate environment.

Over the period, we've let the average maturity of the fund's holdings decline to a more neutral level because we felt that there was a great deal of monetary and fiscal stimulus in the pipeline, and short-term yields were unlikely to decline further. As a result, we targeted securities with average maturities in the 45-to-55 day range for the fund.

The fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues in order to minimize credit risk.

In order to help provide security against credit risk, we increased our percentage in securities issued or guaranteed by U.S. Treasury, agencies, or instrumentalities of the U.S. government from 14.5% at the beginning of the period to 23% at the end of the period. The balance of the portfolio was invested in high-quality commercial paper.

     Respectfully,

 /S/ Terri A. Vittozzi
     Terri A. Vittozzi
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------
TERRI A. VITTOZZI IS A PORTFOLIO MANAGER AT MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE MANAGES THE MONEY MARKET PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, AND VARIABLE ANNUITIES.

TERRI JOINED MFS IN 1992. SHE HELD VARIOUS POSITIONS AT MFS INCLUDING PORTFOLIO SETTLEMENTS COORDINATOR AND MONEY MARKET TRADER BEFORE BEING NAMED ASSISTANT PORTFOLIO MANAGER IN 2000 AND PORTFOLIO MANAGER IN JANUARY 2001.

TERRI EARNED A BACHELOR'S DEGREE FROM BABSON COLLEGE AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BENTLEY COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                         CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
                         LIQUIDITY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS C  APRIL 1, 1996

SIZE:                    $970.2 MILLION NET ASSETS AS OF FEBRUARY 28, 2002
--------------------------------------------------------------------------------

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Cash Reserve Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                      NUMBER OF SHARES
                                              --------------------------------
                                                                      WITHHOLD
NOMINEE                                                   FOR        AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                             408,875,440.548   11,260,410.045
John W. Ballen                                408,967,168.509   11,168,682.084
Lawrence H. Cohn                              408,420,653.467   11,715,197.126
J. David Gibbons                              408,156,873.067   11,978,977.526
William R. Gutow                              408,920,688.168   11,215,162.425
J. Atwood Ives                                408,827,582.277   11,308,268.316
Abby M. O'Neill                               408,773,591.290   11,362,259.303
Lawrence T. Perera                            408,495,563.895   11,640,286.698
William J. Poorvu                             408,874,718.358   11,261,132.235
Arnold D. Scott                               409,068,417.977   11,067,432.616
J. Dale Sherratt                              408,820,856.600   11,314,993.993
Elaine R. Smith                               408,576,448.512   11,559,402.081
Ward Smith                                    408,828,298.037   11,307,552.556

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------------------
For                                                323,469,372.431
Against                                             15,069,031.410
Abstain                                             16,779,407.752
Broker Non-votes                                    64,818,039.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                322,014,934.328
Against                                             16,022,119.660
Abstain                                             17,280,757.605
Broker Non-votes                                    64,818,039.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                397,389,780.217
Against                                              7,955,680.329
Abstain                                             14,790,390.047

ITEM 5. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                401,848,888.131
Against                                              4,962,729.433
Abstain                                             13,324,233.029

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Commercial Paper - 72.6%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
  Alpine Securitization Corp., due 4/08/02 - 4/26/02#                   $25,000           $ 24,944,606
  American Express Credit Corp., due 4/12/02 - 8/05/02                   37,500             37,298,005
  American General Finance Corp., due 5/28/02                            15,000             14,934,000
  Barton Capital Corp., due 5/06/02#                                     20,000             19,934,000
  Bayer Hypo, due 10/29/02                                               10,000             10,000,331
  Blue Ridge Asset Funding, due 4/05/02                                  20,000             19,965,000
  Centric Capital Corp., due 4/02/02 - 4/16/02#                          12,700             12,678,020
  Chase Manhattan Bank, due 3/11/02                                      15,000             15,000,000
  Citigroup, Inc., due 3/04/02 - 3/05/02                                 34,300             34,294,140
  CXC, Inc., due 4/04/02#                                                20,000             19,967,511
  Delaware Funding Corp., due 3/01/02#                                   29,000             29,000,000
  Dexia Delaware LLC, due 3/11/02                                        10,000              9,995,083
  Edison Asset Securitization LLC, due 3/13/02 - 5/10/02#                28,935             28,877,207
  Enterprise Funding Corp., due 3/12/02 - 4/08/02#                       17,534             17,514,614
  FCAR Owner Trust, due 3/07/02 - 4/22/02                                34,000             33,935,313
  Formosa Plastics Corp., due 4/18/02                                     4,715              4,704,816
  General Electric Capital Corp., due 3/08/02 - 3/18/02                  27,000             26,973,992
  General Motors Acceptance Corp., due 4/18/02                            3,286              3,286,249
  General Reinsurance Corp., due 4/19/02                                 18,800             18,756,243
  Gillette Co., due 4/02/02#                                             10,000              9,979,644
  Goldman Sachs Group LP, due 4/11/02                                    15,000             14,959,000
  Govco, Inc., due 5/08/02 - 5/20/02#                                    16,000             15,941,544
  ING America Insurance Holdings, due 3/07/02 - 5/08/02                  25,000             24,946,083
  Kittyhawk Funding Corp., due 5/10/02#                                   8,389              8,359,638
  Morgan Stanley Dean Witter, due 4/23/02                                 8,000              7,979,978
  New Center Asset Trust, due 3/01/02 - 3/12/02                          36,662             36,659,342
  Old Line Funding Corp., due 4/05/02 - 4/12/02#                         28,175             28,118,694
  Park Avenue Receivables Corp., due 4/02/02 - 4/03/02#                  24,007             23,967,553
  Preferred Receivables Funding, due 4/23/02#                            20,000             19,949,944
  Private Export Funding Corp., due 5/28/02#                              7,699              7,659,478
  Receivables Capital Corp., due 4/15/02#                                13,345             13,317,976
  Royal Bank Canada, due 7/31/02                                         14,000             13,902,467
  Societe Generale, due 4/08/02 - 6/10/02                                20,000             19,920,791
  Swedbank, due 4/02/02 - 4/09/02                                         9,675              9,656,338
  Trident Capital Finance, Inc., due 4/11/02 - 4/22/02#                  35,000             34,919,783
  UBS Finance, Inc., due 3/01/02                                         20,425             20,425,000
  Verizon Global Funding, due 4/02/02#                                   11,900             11,873,767
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                       $704,596,150
------------------------------------------------------------------------------------------------------

U.S. Government Agencies - 22.6%
------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 3/05/02 - 3/12/03                         $87,300           $ 87,281,392
  Federal Home Loan Mortgage Corp., due 3/07/02 - 5/27/02                87,910             87,793,464
  Federal National Mortgage Assn., due 5/07/02 - 11/05/02                35,700             35,591,394
  Student Loan Marketing Assn., due 4/25/02                               7,900              7,900,000
------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies, at Amortized Cost and
Value                                                                                     $218,566,250
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $923,162,400
Other Assets, Less Liabilities - 4.8%                                                       46,994,829
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $970,157,229
------------------------------------------------------------------------------------------------------
#4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $923,162,400
  Cash                                                                    79,708
  Receivable for fund shares sold                                     61,058,818
  Interest receivable                                                    534,464
  Other assets                                                            41,041
                                                                    ------------
      Total assets                                                  $984,876,431
                                                                    ------------
Liabilities:
  Distributions payable                                             $     65,577
  Payable for investments purchased                                    5,600,000
  Payable for fund shares reacquired                                   8,457,634
  Payable to affiliates -
    Management fee                                                        11,401
    Shareholder servicing agent fee                                        2,534
    Distribution and service fee                                          20,966
    Administrative fee                                                       443
  Accrued expenses and other liabilities                                 560,647
                                                                    ------------
      Total liabilities                                             $ 14,719,202
                                                                    ------------
Net assets (represented by paid-in capital)                         $970,157,229
                                                                    ============
Shares of beneficial interest outstanding                            970,157,229
                                                                     ===========

Class A shares:
  Net asset value and offering price per share
    (net assets of $215,136,266 / 215,136,266 shares of beneficial
      interest outstanding)                                            $1.00
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $598,592,837 / 598,592,837 shares of beneficial
      interest outstanding)                                            $1.00
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $156,428,126 / 156,428,126 shares of beneficial
      interest outstanding)                                            $1.00
                                                                       =====
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $11,971,938
                                                                    -----------
  Expenses -
    Management fee                                                  $ 2,443,194
    Trustees' compensation                                               24,407
    Shareholder servicing agent fee                                     444,296
    Distribution and service fee (Class B)                            3,017,700
    Distribution and service fee (Class C)                              710,474
    Administrative fee                                                   25,542
    Custodian fee                                                       156,785
    Postage                                                             204,511
    Auditing fees                                                        10,500
    Legal fees                                                            3,928
    Miscellaneous                                                       839,751
                                                                    -----------
      Total expenses                                                $ 7,881,088
    Fees paid indirectly                                                (14,907)
    Reduction of expenses by investment adviser                        (443,859)
                                                                    -----------
      Net expenses                                                  $ 7,422,322
                                                                    -----------
        Net investment income                                       $ 4,549,616
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED             YEAR ENDED
                                                         FEBRUARY 28, 2002        AUGUST 31, 2001
                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $     4,549,616         $    26,537,603
                                                          ---------------         ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $    (1,298,200)        $    (6,616,154)
  From net investment income (Class B)                         (2,620,096)            (15,550,434)
  From net investment income (Class C)                           (631,320)             (4,371,015)
                                                          ---------------         ---------------
      Total distributions declared to shareholders        $    (4,549,616)        $   (26,537,603)
                                                          ---------------         ---------------
Fund share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                        $ 2,394,809,952         $ 6,828,553,100
  Shares issued in reinvestment of distributions .              4,049,434              21,693,135
  Shares reacquired                                        (2,175,572,822)         (6,545,646,185)
                                                          ---------------         ---------------
      Total increase in net assets                        $   223,286,564         $   304,600,050
Net assets:
  At beginning of period                                      746,870,665             442,270,615
                                                          ---------------         ---------------
  At end of period                                        $   970,157,229         $   746,870,665
                                                          ===============         ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                               SIX MONTHS ENDED        ------------------------------------------------------------------------
                              FEBRUARY 28, 2002              2001             2000           1999           1998           1997
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period    $ 1.00            $ 1.00           $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                         ------            ------           ------         ------         ------         ------
Income from investment operations -
  Net investment income(S)               $ 0.01            $ 0.05           $ 0.05         $ 0.04         $ 0.05         $ 0.05
Less distributions declared to
  shareholders from net investment
  income                                  (0.01)            (0.05)           (0.05)         (0.04)         (0.05)         (0.05)
                                         ------            ------           ------         ------         ------         ------
Net asset value - end of period          $ 1.00            $ 1.00           $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                         ======            ======           ======         ======         ======         ======
Total return                               0.93%++           4.85%            5.39%          4.33%          4.87%          4.64%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                               0.84%+            0.80%            0.81%          0.82%          0.82%          0.93%
  Net investment income                    1.82%+            4.82%            5.18%          4.22%          4.72%          4.54%
Net assets at end of period
 (000 Omitted)                         $215,136          $107,346          $76,062        $98,719        $80,374        $45,007

 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income                $ 0.01            $ 0.05           $ 0.05         $ 0.04         $ 0.05         $ 0.04
    Ratios (to average net assets):
      Expenses##                           0.94%+            0.90%            0.91%          0.92%          0.92%          1.03%
      Net investment income                1.72%+            4.72%            5.08%          4.12%          4.62%          4.44%

 + Annualized.
++ Not annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                             SIX MONTHS ENDED        --------------------------------------------------------------------------
                            FEBRUARY 28, 2002              2001            2000            1999            1998            1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period  $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                       ------            ------          ------          ------          ------          ------
Income from investment operations -
  Net investment income(S)             $ 0.00+++         $ 0.04          $ 0.04          $ 0.03          $ 0.04          $ 0.03
Less distributions declared to
  shareholders from net
  investment income                     (0.00)+++         (0.04)          (0.04)          (0.03)          (0.04)          (0.03)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                       ======            ======          ======          ======          ======          ======
Total return                             0.43%++           3.81%           4.35%           3.29%           3.83%           3.58%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                             1.84%+            1.80%           1.81%           1.82%           1.82%           1.95%
  Net investment income                  0.87%+            3.65%           4.18%           3.22%           3.78%           3.53%
Net assets at end of period
 (000 Omitted)                       $598,593          $514,324        $313,782        $541,126        $438,577        $244,416

 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income              $ 0.00+++         $ 0.04          $ 0.04          $ 0.03          $ 0.04          $ 0.03
    Ratios (to average net assets):
      Expenses##                         1.94%+            1.90%           1.91%           1.92%           1.92%           2.05%
      Net investment income              0.77%+            3.55%           4.08%           3.12%           3.68%           3.43%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                             SIX MONTHS ENDED        --------------------------------------------------------------------------
                            FEBRUARY 28, 2002              2001             2000            1999            1998           1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period  $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00         $ 1.00
                                       ------            ------           ------          ------          ------         ------
Income from investment operations -
  Net investment income(S)             $ 0.00+++         $ 0.04           $ 0.04          $ 0.03          $ 0.04         $ 0.03
Less distributions declared to
  shareholders from net
  investment income                     (0.00)+++         (0.04)           (0.04)          (0.03)          (0.04)         (0.03)
                                       ------            ------           ------          ------          ------         ------
Net asset value - end of period        $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00         $ 1.00
                                       ======            ======           ======          ======          ======         ======
Total return                             0.43%++           3.80%            4.32%           3.25%           3.76%          3.60%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                             1.84%+            1.80%            1.81%           1.82%           1.82%          1.95%
  Net investment income                  0.89%+            3.77%            4.15%           3.22%           3.80%          3.57%
Net assets at end of period
 (000 Omitted)                       $156,428          $125,200          $52,426        $105,559         $70,746        $16,373

 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
    Net investment income              $ 0.00+++         $ 0.04           $ 0.04          $ 0.03          $ 0.04         $ 0.03
    Ratios (to average net assets):
      Expenses##                         1.94%+            1.90%            1.91%           1.92%           1.92%          2.05%
      Net investment income              0.79%+            3.67%            4.05%           3.12%           3.70%          3.47%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The fund's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                       AUGUST 31, 2001        AUGUST 31, 2000
-----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                          $26,589,403            $28,784,892

As of August 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                            $241,840
      Capital loss carryforward                                  (6,769)

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $(6,769), which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                                 AMOUNT

            ------------------------------------------------------
            August 31, 2003                               $  (908)
            August 31, 2004                                  (480)
            August 31, 2006                                    (2)
            August 31, 2007                                   (36)
            August 31, 2009                                (5,343)
                                                          -------
                Total                                     $(6,769)
                                                          -------

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended February 28, 2002, were 0.45% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $5,035 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such a date as the Trustees of the fund may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $44,115 and $54,816 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $2,678, $1,444,236, and $41,883 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, exclusive of securities subject to repurchase agreements, aggregated $7,318,660,351 and $7,215,600,951, respectively.

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                      SIX MONTHS ENDED           YEAR ENDED
                                     FEBRUARY 28, 2002      AUGUST 31, 2001
---------------------------------------------------------------------------
Shares sold                              1,508,487,468        3,380,414,250
Shares issued to shareholders in
 reinvestment of distributions               1,058,862            4,843,434
Shares reacquired                       (1,401,755,960)      (3,353,974,067)
                                        --------------       --------------
    Net increase                           107,790,370           31,283,617
                                        ==============       ==============

Class B shares
                                      SIX MONTHS ENDED           YEAR ENDED
                                     FEBRUARY 28, 2002      AUGUST 31, 2001
---------------------------------------------------------------------------
Shares sold                                581,491,810        2,011,729,982
Shares issued to shareholders in
 reinvestment of distributions               2,415,404           13,504,921
Shares reacquired                         (499,638,836)      (1,824,692,514)
                                        --------------       --------------
    Net increase                            84,268,378          200,542,389
                                        ==============       ==============

Class C shares
                                      SIX MONTHS ENDED           YEAR ENDED
                                     FEBRUARY 28, 2002      AUGUST 31, 2001
---------------------------------------------------------------------------
Shares sold                                304,830,674        1,436,408,868
Shares issued to shareholders in
 reinvestment of distributions                 575,168            3,344,780
Shares reacquired                         (274,178,026)      (1,366,979,604)
                                        --------------       --------------
     Net increase                            31,227,816           72,774,044
                                        ==============       ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002, was $5,221. The fund had no borrowings during the period.

MFS(R) CASH RESERVE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                             NAME, POSITION WITH THE TRUST, AGE,
                      PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                    Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman        Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                               Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                    Treasurer
Massachusetts Financial Services Company, Chairman        Massachusetts Financial Services Company, Vice
and Chief Executive Officer                               President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk                   ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
Terri A. Vittozzi+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+  MFS Investment Management

MFS(R) CASH RESERVE FUND                                          -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                   MCR-3 4/02  74M  01//201/301